First Quarter 2016 April 28, 2016 Earnings Conference Call Supplement (Unaudited Results) Exhibit 99.2

Safe Harbor and Regulation G Statement This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “should,” “estimates,” “expects,” “intends,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings. The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: the tax benefits associated with the Settlement agreement (as defined in our 2015 Annual Report on Form 10-K), global economic and political conditions, changes in our credit ratings, changes in raw material pricing and availability, changes in energy costs, competitive conditions, success of our restructuring activities, currency translation and devaluation effects, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, the effects of animal and food-related health issues, pandemics, consumer preferences, environmental matters, regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. Please see Sealed Air’s April 28, 2016 earnings press release for important information about the use of non-U.S. GAAP financial measures relevant to this presentation, including applicable reconciliations to U.S. GAAP financial measures. Information reconciling forward-looking non-U.S. GAAP measures to U.S. GAAP measures is not available without unreasonable effort. Website Information We routinely post important information for investors on our website, www.sealedair.com, in the "Investor Relations" section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Net Sales of $1.6 billion, up 1.5% on an organic basis, and Adjusted EBITDA of $243 million or 15.3% of Net Sales Food Care delivered organic volume growth of 3.7% in North America and 3.5% in EMEA, offset by 6% decline in Latin America due to Venezuela and Brazil Diversey Care delivered favorable price/mix across all regions with more than 4% volume growth in Latin America and Asia Pacific Strong Adjusted EBITDA performance in Product Care and Corporate expense control partially offset difficult comparable in Food Care due to formula pricing and economic environment in Venezuela and Brazil Capex increased to $52 million from $21 million last year as we continue our investment in our state-of-the-art Charlotte, NC campus and support growth opportunities Increased quarterly dividend for the first time since 2010; Dividends increased by 23% from $0.13 per share to $0.16 per share Repurchased 0.7 million shares of stock for approximately $32 million Reaffirm full year 2016 outlook for Net Sales, Adjusted EBITDA, Adjusted EPS and Free Cash Flow Key Takeaways FIRST QUARTER HIGHLIGHTS 2016 FIRST QUARTER 2016 BUSINESS HIGHLIGHTS Reported U.S. GAAP Measures, Continuing Operations Q1-16: Net Sales $1.6B; Operating Profit $172M; Net Income:$92M Q1-15: Net Sales $1.7B; Operating Profit $184M; Net Income $97M

YoY Regional Sales Performance Constant Dollar refers to unit volume and price/mix performance and excludes the impact of currency translation. Organic refers to unit volume and price/mix performance and excludes the impact of currency translation and NA trays and absorbent pads business and European food trays business divestitures. FIRST QUARTER 2016 Q1 Net Sales: $1.6B As Reported % Change: (8.9%) YoY Constant Dollar % Change: (2.4%) YoY Organic % Change: 1.5% YoY Latin America Reported: (18.8%) Constant Dollar: 9.2% % of Sales: 9% North America Reported: (9.9%) Constant Dollar: (9.1%) Organic: (2.0%) % of Sales: 42% Europe, Middle East, Africa Reported: (5.6%) Constant Dollar: 0.9% Organic: 3.4% % of Sales: 34% Asia Pacific Reported: (6.6%) Constant Dollar: 0.8% % of Sales: 15%

YoY Organic Sales Trends* FIRST QUARTER 2016 * Organic growth trends exclude the impact of currency translation and the divestitures of the NA trays and absorbent pads and European food trays businesses. On an as-reported basis, price/mix trends were: Food Care:0.7%, North America: (2.8%), EMEA: 0.8%, Sealed Air: 0.6%; volume trends were: Food Care: 1.5%, North America: 0.9%, EMEA: 2.5%, Sealed Air: 0.8%; sales growth was: Food Care: (13.1%), North America: (9.9%), EMEA: (5.6)%, Sealed Air: (8.9)% Price/Mix (% Change)   Volume (% Change)   Sales Growth (% Change) By Division Q1 2016   By Division Q1 2016   By Division Q1 2016 Food Care 0.7%   Food Care 1.6%   Food Care 2.3% Diversey Care 1.7%   Diversey Care (0.3%)   Diversey Care 1.4% Product Care (1.3%)   Product Care 1.0%   Product Care (0.3%) Sealed Air 0.6%   Sealed Air 0.9%   Sealed Air 1.5%                 By Region Q1 2016   By Region Q1 2016   By Region Q1 2016 North America (3.0%)   North America 1.0%   North America (2.0%) EMEA 0.8%   EMEA 2.6%   EMEA 3.4% Latin America 13.8%   Latin America (4.6%)   Latin America 9.2% AsiaPac 0.4%   AsiaPac 0.4%   AsiaPac 0.8% Sealed Air 0.6%   Sealed Air 0.9%   Sealed Air 1.5%

Q1 Net Sales ($M) Q1 2016 Net Sales & Adj. EBITDA Constant Dollar Sales Change: (2.4)% Organic Sales Change: 1.5% Q1 Adj. EBITDA ($M) Operating Expenses* Constant Dollar Adj. EDITDA Change: (8.2)% Organic Adj. EBITDA Change: (3.6)% Margin: 16.3% Margin: 15.3% * Supply Chain: $20 million; SG&A: $10 million Reported U.S. GAAP Measures, Continuing Operations Q1-16: Net Income:$92MQ1-15: Net Income $97M

Food Care Operating Expenses* Q1 Adjusted EBITDA ($M) Adj. EBITDA Margin: Q1 2016: 19.3% Q1 2015: 21.7% Q1 Net Sales ($M) Constant Dollar Net Sales Change: (5.4)% Organic Net Sales Change: 2.3% Constant Dollar Adj. EBITDA Change: (15.7)% Organic Adj. EBITDA Change: (9.2)% Supply Chain: $12 million; SG&A: $7 million S

Diversey Care Q1 Adjusted EBITDA ($M) Adj. EBITDA Margin: Q1 2016: 8.2% Q1 2015: 8.8% Q1 Net Sales ($M) Constant Dollar Net Sales Change: 1.4% Constant Dollar Adj. EBITDA Change: (3.4)% -33 * Supply Chain: $6 million; SG&A:$8 million Operating Expenses*

Product Care Operating Expenses Q1 Adjusted EBITDA ($M) Adj. EBITDA Margin: Q1 2016: 21.0% Q1 2015: 20.1% Q1 Net Sales ($M) Constant Dollar Net Sales Change: (0.3%) Constant Dollar Adj. EBITDA Change: 3.5%

Free Cash Flow ($ in millions) Three Months Ended March 31 Free Cash Flow 2015 2016 Adjusted EBITDA 284 243 Interest Payments, excluding Settlement Agreement interest (59) (49) Settlement Agreement, and Related Items 235 - Restructuring Payments (22) (19) Tax Payments (24) (30) SARs Payments (4) - Net Change in Working Capital * - (48) Other Assets/Liabilities and Other (85) (93) Cash Flow (Used in)Provided by Operations 325 4 Capital Expenditures (21) (52) Free Cash Flow 304 (48) Free Cash Flow Before Settlement Agreement and Related Items 69 (48) * Includes changes in trade receivables, net, inventories and accounts payable.

Reaffirm 2016 Financial Outlook Note: Adjusted EBITDA, Adjusted EPS, Free Cash Flow, D&A and Tax Rate guidance excludes the impact of special items. 2016 Outlook Net Sales Approx. $6.8B Divestiture Impact $102M Adjusted EBITDA Approx. $1.17B - $1.19B Divestiture Impact $21M Interest Expense $225M D&A $285M Anticipated Tax Rate 24% Adjusted EPS Approx. $2.52 - $2.60 Free Cash Flow Approx. $550M Capex $275M Restructuring Costs $110M Interest Payments $220M

Q&A Earnings Conference Call First Quarter 2016